UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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FPA FUNDS TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FPA CRESCENT FUND

11400 West Olympic Boulevard, Suite 1200

Los Angeles, California 90064-1550

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on [           , May   , 2006]

NOTICE IS HEREBY GIVEN that a special meeting of shareholders of FPA Funds Trust’s FPA Crescent Fund (the “Fund”), will be held at [                          ] on [         , May   , 2006], at [         ] Pacific Time, to consider and vote on the following matters:

1.                                     Election of the Board of Trustees (five Trustees);

2.                                       Approval of a New Advisory Agreement with a new adviser to take effect on or about October 1, 2006, upon termination of the Current Advisory Agreement; and

3.                                     Such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

Your Trustees recommend that you vote FOR all items.

[            ], 2006, has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting, and only holders of shares of record at the close of business on that date will be entitled to vote.

By Order of the Board of Trustees

SHERRY SASAKI
Secretary

[             ], 2006

IT IS REQUESTED THAT YOU PROMPTLY EXECUTE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE THUS ENABLING THE FUND TO AVOID UNNECESSARY EXPENSE AND DELAY.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.  OR YOU MAY VOTE THE ENCLOSED PROXY BY TELEPHONE OR OVER THE INTERNET.  THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

IMPORTANT NEWS

FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matters to be voted on.

Questions and Answers

Q.            What am I being asked to vote “FOR” in this proxy?

A.           You are being asked to vote in favor of election of five Trustees to the Board of Trustees.  You are also being asked to approve a new advisory agreement with a new adviser who may succeed to the current adviser’s business on or about October 1, 2006, upon termination of the Fund’s current advisory agreement.

Q.            Why am I being asked to vote in favor of election of five Trustees to the Board of Trustees?

A.           While Trustees of your Fund are not required to be elected annually, the Board feels that it is appropriate to re-elect the current members of the Board to new terms.

Q.            Why am I being asked to approve a new advisory agreement?

A.           The key investment professionals and principals of First Pacific Advisors, Inc. (“FPA”) have founded Resolute, LLC (“Resolute”), a new investment advisory firm, with the consent of your Fund’s current investment adviser, FPA and FPA’s parent company, Old Mutual (US) Holdings Inc.  In 2004, Resolute entered into an option agreement with Old Mutual (US) Holdings Inc. and FPA pursuant to which Resolute may elect, between July 1, 2006 to August 1, 2006, to purchase various operating assets of FPA, assume the office space of FPA, solicit the employees of FPA to become employees of Resolute, and obtain the right to do business under the name “First Pacific Advisors.”  As well, the agreement permits Resolute to solicit the current advisory clients of FPA, including the Fund, to become clients of Resolute.  The key investment professionals and principals have indicated that Resolute intends to exercise the option if the shareholders of one or more of the funds currently managed by FPA, including the Fund, approve new advisory agreements with Resolute. Your Fund’s Board of Trustees, including a majority of the independent board members, has approved, and recommends that you approve, the new advisory agreement with Resolute.  If shareholder approval is obtained and Resolute determines to exercise the option described above, the Board of Trustees would intend to terminate the Fund’s current advisory agreement with FPA and enter into the new advisory agreement with Resolute, with effect on October 1, 2006.  If shareholder approval is not obtained and Resolute determines to exercise the option, the Board of Trustees will take such action as it deems to be in the best interests of the Fund and its shareholders.  Your Fund’s Board of Trustees, including a majority of the independent board members, has approved, and recommends that you approve the new advisory agreement.

Q.            How does the proposed new advisory agreement differ from my Fund’s current advisory agreement?

A.           The proposed new advisory agreement is identical to your Fund’s current advisory agreement.  The Proxy Statement more fully describes the proposed new advisory agreement.

Q.            Will total fees for advisory and administrative services increase?

A.           No. The total fees for advisory and administrative services will remain the same.

Q.            Will there be any adviser changes?

A.           Upon the approval of the shareholders of your Fund and the consummation of the transaction described in the foregoing, a new investment advisory agreement will be entered into between your Fund and Resolute on or about October 1, 2006.  Resolute is owned by the current principals and key investment professionals of your Fund’s current adviser, FPA.

Q.            How does the Board of Trustees suggest I vote in connection with the proposals?

A.           After careful consideration, the Board of Trustees, including a majority of the independent board members, recommends that you vote FOR the election of the 5 nominees to the Board of Trustees and FOR the new advisory agreement.

Q.            Will my vote make a difference?

A.           Your vote is needed to ensure that the proposals can be acted upon. We encourage all shareholders to participate in the governance of their Fund.

Q.            Is my Fund paying for preparation, printing and mailing of this proxy?

A.           No, all costs borne by your Fund in connection with this proxy solicitation will be reimbursed by Resolute, whether or not the proposals are successful.

Q.            Whom do I call if I have questions?

A.           If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call [                    ].

Q.            How do I vote my shares?

A.           You can vote your shares by attending the meeting, or if you do not expect to attend, by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

It is important that you vote promptly.

FPA CRESCENT FUND

11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064-1550

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board” or “Board of Trustees”, and each member of the Board, a “Trustee”) of FPA Funds Trust’s FPA Crescent Fund (the “Fund”), of proxies to be voted at a special meeting of shareholders of the Fund to be held at [       ] (Los Angeles time) on [      , May   , 2006], at [                       ] (the “Meeting”), and at any and all adjournments thereof.  The Meeting will be held for the purposes set forth in the accompanying Notice.  This Proxy Statement and the accompanying materials are being mailed by the Board on or about [            ], 2006.

FPA Funds Trust is organized as a Delaware business trust.  In addition, FPA Funds Trust is a registered investment company.

If you hold shares in your name as a record holder, you may vote your shares by proxy through the mail, telephone, or Internet as described on the proxy card.  If you submit your proxy via the Internet, you may incur costs such as telephone and Internet access charges.  Submitting your proxy will not limit your right to vote in person at the Meeting.  A properly completed and submitted proxy will be voted in accordance with your instructions, unless you subsequently revoke your instructions.  If you submit a signed proxy card without indicating your vote, the person voting the proxy will vote your shares according to the Board’s recommendations thereon.  Proxy solicitation will be principally by mail but may also be made by telephone or personal interview conducted by officers and regular employees of First Pacific Advisors, Inc., the Fund’s investment adviser (“FPA”), or [        ], the Fund’s Transfer Agent.  The cost of solicitation of proxies will be borne by Resolute, LLC (“Resolute”), which will reimburse banks, brokerage firms, nominees, fiduciaries, and other custodians for reasonable expenses incurred by them in sending the proxy material to beneficial owners of shares of the Fund.  This Proxy Statement was first mailed to shareholders on or about [          ], 2006.  The Fund’s annual report to shareholders for the year ended March 31, 2005, may be obtained upon written request made to the Secretary of the Fund.

On [           ], 2006 (the record date for determining shareholders entitled to notice of and to vote at the Meeting), there were [            ] shares outstanding, without par value.  On [        ], 2006, the net assets of the Fund were $[        ].  Shareholders of the Fund are entitled to one vote per share.  As of [         ], 2006, no person is known by management to own of record or beneficially as much as 5% of the outstanding Fund shares, except [               ].

Annual reports are sent to shareholders of record of the Fund following the Fund’s fiscal year end.  The Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request.  Such written or oral requests should be directed to the Fund at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064-1550, or call (800) 982-4372, except from Alaska, Hawaii, and Puerto Rico (where you may call collect (310) 473-0225).  Please note that only one annual report or Proxy Statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary.  To request a separate copy of an annual report or the Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

1. ELECTION OF THE BOARD OF TRUSTEES

At the Meeting, five trustees are to be elected to serve until the next meeting of shareholders or until their successors are duly elected and qualified.  The five nominees receiving the highest number of votes will be elected.  Unless otherwise instructed, the proxy holders intend to vote proxies received by them for the five nominees named below.  The affirmative votes of a majority of the shares present in person or represented by proxy at the meeting are required to elect each director.  The following schedule sets forth certain information regarding each nominee for election as trustee.

Name, Address* & Age	Position With Fund	Year First Elected as Trustee of the Fund	Principal Occupation(s) During Past 5 Years	Number of FPA Fund Boards on Which Trustee Services	Other Directorships Held by Trustees
“Non-Interested” Trustees

Willard H. Altman, Jr., 70 (1),(2)	Trustee	2002	Former Partner of Ernst & Young LLP, a public accounting firm. Director of FPA Capital Fund, Inc., of FPA New Income, Inc., of FPA Paramount Fund, Inc., of FPA Perennial Fund, Inc., and of Source Capital, Inc. (3) Vice President of Evangelical Council for Financial Accountability, an accreditation organization for Christian non-profit entities, from 1995 to 2002.	6	0

Alfred E. Osborne Jr., 61 (1),(2)	Trustee	2002

Senior associate dean of the John E. Anderson Graduate School of Management at UCLA. Director of the Harold Price Center for Entrepreneurial Studies and Associate Professor of Business Economics at the John E. Anderson Graduate School of Management at UCLA. Dr. Osborne has been at UCLA since 1972. Director of FPA Capital Fund, Inc., of FPA New Income, Inc., of the Investment Company Institute, of K2 Inc., of Nordstrom, Inc., of Equity Marketing, Inc., and of E* Capital Corporation, a privately held company, which operates a venture capital fund and owns Wedbush Morgan Securities, Inc., a broker-dealer. Independent General Partner of Technology Funding Venture Partners V L.P., a Business Development Company. Trustee of the WM Group of Funds, a mutual fund complex.

				3	6

A. Robert Pisano, 62 (1),(2)	Trustee	2002	President and Chief Operating Officer of the Motion Picture Association of America, Inc. since October 2005. Former National Executive Director and Chief Executive Officer of The Screen Actors Guild (2001 to April 2005). Director of FPA Capital Fund, Inc. (since July 2002), of FPA New Income, Inc. (since July 2002), of FPA Perennial Fund, Inc. (since April 2005), of State Net, of Netflix, Inc., of Resources Global Professionals, and of The Motion Picture and Television Fund.	4	5

Lawrence J. Sheehan, 73	Trustee	2002	Retired. Formerly Partner (1969 to	5	0

(1),(2)

1994) and of counsel employee (1994 to 2002) of the law firm of O’Melveny & Myers LLP, legal counsel to the Fund. Director of Source Capital, Inc., of FPA Capital Fund, Inc., of FPA Perennial Fund, Inc. and of FPA New Income, Inc. for more than the past five years.

“Interested” Trustees**

Steven T. Romick, 42	Trustee, President & Chief Investment Officer	2002	Senior Vice President of FPA for more than the past five years.	1	0

  *                 The address for each trustee is 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064.

**                “Interested person” within the meaning of the Investment Company Act of 1940 (“Act” or “1940 Act”) by virtue of his affiliation with FPA.

(1)                Member of the Audit Committee of the Board of Trustees.

(2)                Member of the Corporate Responsibility Committee of the Board of Trustees.

(3)                FPA Capital Fund, Inc., FPA New Income, Inc., FPA Paramount Fund, Inc., FPA Perennial Fund, Inc., and Source Capital, Inc. are other investment companies advised by FPA (“FPA Funds”). See “Other Information Concerning FPA and Resolute” herein.

All nominees have consented to being named in this Proxy Statement and have indicated their intention to serve if elected.  Should any nominee for trustee withdraw or otherwise become unavailable for reasons not presently known, it is intended that the proxy holders will vote for the election of such other person or persons as the Board of Trustees may designate.

The Board of Trustees has designated the four members identified by footnote (1) to the preceding table as the Audit Committee of the Board.  All members of the Audit Committee are “independent,” as that term is defined in the applicable listing standards of the New York Stock Exchange (“NYSE”).  No member is considered an “interested person” of the Fund within the meaning of the 1940 Act.  The Audit Committee makes recommendations to the Board of Trustees concerning the selection of the Fund’s independent registered public accounting firm and reviews with such firm the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls, and compliance by the Fund with the accounting, recording, and financial reporting requirements of the 1940 Act.  The Audit Committee met [four] times during the last fiscal year.  The responsibilities of the Audit Committee are set forth in the Audit Committee Charter, a copy of which is attached as Exhibit A hereto.

The Board recommends that shareholders vote FOR the nominated trustees.

AUDIT COMMITTEE REPORT

To the Board of Trustees
of FPA Crescent Fund:	May 2, 2005

Our Committee has reviewed and discussed with management of the Fund and Deloitte & Touche LLP, the independent registered public accounting firm of the Fund, the audited financial statements of the Fund as of March 31, 2005, and the financial highlights for the year then ended (the “Audited Financial Statements”).  In addition, we have discussed with Deloitte & Touche LLP the matters required by Codification of Statements on Auditing Standards No. 61 regarding communications with audit committees.

The Committee also has received and reviewed the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee), and we have discussed with that firm its independence from the Fund.  We also have discussed with management of the Fund and the independent registered public accounting firm such other matters and received such assurances from them as we deemed appropriate.

Management is responsible for the Fund’s internal controls and the financial reporting process.  Deloitte & Touche LLP is responsible for performing an independent audit of the Fund’s financial statements in accordance with generally accepted auditing standards and issuing a report thereon.  The Committee’s responsibility is to monitor and oversee these processes.

Based on the foregoing review and discussions and a review of the report of Deloitte & Touche LLP with respect to the Audited Financial Statements, and relying thereon, we have recommended to the Fund’s Board of Trustees the inclusion of the Audited Financial Statements in the Fund’s Annual Report to Shareholders for the year ended March 31, 2005, for filing with the Securities and Exchange Commission.

Audit Committee:

Willard H. Altman, Jr.

Alfred E. Osborne, Jr.

A. Robert Pisano

Lawrence J. Sheehan

The Board of Trustees has designated the four members identified by footnote (2) to the preceding table as the Corporate Responsibility Committee.  No member is considered an “interested person” of the Fund within the meaning of the 1940 Act.  The Corporate Responsibility Committee recommends to the full Board of Trustees nominees for election as trustees of the Fund to fill vacancies on the Board, when and as they occur.  The Corporate Responsibility Committee periodically reviews such issues as the Board’s composition and compensation and other relevant issues, and recommends any appropriate changes to the full Board of Trustees.  While the Corporate Responsibility Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholders’ suggestions of persons to be considered as nominees to fill future vacancies on the Board.  The determination of nominees recommended by the Corporate Responsibility Committee is within the sole discretion of the Corporate Responsibility Committee and the final selection of nominees is within the sole discretion of the Board.  Therefore, no assurance can be given that persons recommended by shareholders will be nominated as trustees.  The Corporate Responsibility Committee met twice during the last fiscal year.

During 2005, the Board of Trustees held [five] meetings.  Each trustee attended more than 75% of the aggregate of (1) the total number of meetings of the Board of Trustees and (2) the total number of meetings held by all Committees of the Board on which they served.

The Fund’s trustees and officers are required to file reports with the Securities and Exchange Commission concerning their ownership and changes in ownership of the Fund’s shares.  Based on its review of such reports, the Fund believes that all filing requirements were met by its trustees and officers during 2005.

During 2005, the Fund did not pay any salaries directly to officers but paid an investment advisory fee to FPA as described herein.  The following information relates to trustee compensation.  Each trustee who was not an interested person of FPA was compensated by the Fund at the rate of $6,000 per year plus a fee of $1,000 for each Board of Trustees meeting attended.  The trustees who were not interested persons of FPA received total trustees’ fees of $[        ] for 2005.  Each such trustee is also reimbursed for out-of-pocket expenses incurred as a trustee.  During 2005, the Fund incurred legal fees of $[       ], to the law firm of O’Melveny & Myers LLP, with which Mr. Sheehan was affiliated until 2002.

Name	Aggregate Compensation(1) From the Fund			Total Compensation(1) From All FPA Funds, Including the Fund
“Non-Interested” Trustees
Willard H. Altman, Jr.	$	[	]	$	[	](2)
Alfred E. Osborne, Jr.	$	[	]	$	[	](3)
A. Robert Pisano	$	[	]	$	[	](4)
Lawrence J. Sheehan	$	[	]	$	[	](5)
“Interested” Trustees
Steven T. Romick	0			0

(1)                No pension or retirement benefits are provided to Trustees by the Fund or the FPA Funds.

(2)                Includes compensation from the Fund, four open-end investment companies, and one closed-end investment company.

(3)                Includes compensation from the Fund and two open-end investment company.

(4)                Includes compensation from the Fund and three open-end investment company.

(5)                Includes compensation from the Fund, three open-end investment companies, and one closed-end investment company.

Fund Shares Owned by Trustees as of [           ], 2006*

Name	Dollar Range of Fund Shares Owned			Aggregate Dollar Ranges of Shares Owned in All FPA Funds Overseen by Trustee
“Non-Interested” Trustees
Willard H. Altman, Jr.	$	[	]	$	[	]
Alfred E. Osborne, Jr.	$	[	]	$	[	]
A. Robert Pisano	$	[	]	$	[	]
Lawrence J. Sheehan	$	[	]	$	[	]
“Interested” Trustees
Steven T. Romick	$	[	]	$	[	]

*           All officers and directors of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund.

The following information relates to the executive officers of the Fund who are not trustees of the Fund.  Each officer also serves as an officer of FPA.  The business address of each of the following officers is 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064-1550.

Name and Position With Fund	Principal Occupation During Past Five Years	Age	Officer Since

Eric S. Ende (Vice President)	Senior Vice President of FPA for more than the past five years; Director (since October 2000), President and Portfolio Manager for more than the past five years of FPA Perennial Fund, Inc.; Director (since March 2000), President (since March 2000) and Chief Investment Officer for more than the past five years of Source Capital, Inc.; Director, President and Portfolio Manager of FPA Paramount Fund, Inc. for more than the past five years; and Vice President of FPA New Income, Inc. and of FPA Capital Fund, Inc. for more than the past five years.	61	2002

J. Richard Atwood (Treasurer)	Director, Principal, and Chief Operating Officer for more than the past five years of FPA; and Director, President, Chief Executive Officer, Chief Financial Officer and Treasurer for more than the past five years, and Chief Compliance Officer (since August 2004), of FPA Fund Distributors, Inc. (“Fund Distributors”). Mr. Atwood also has served as Treasurer of FPA Capital Fund, Inc., of FPA New Income, Inc., of FPA Paramount Fund, Inc., of FPA Perennial Fund, Inc., and of Source Capital, Inc. for more than the past five years.	45	2002

Sherry Sasaki (Secretary)	Assistant Vice President and Secretary of FPA for more than the past five years, and Secretary of Fund Distributors for more than the past five years. Ms. Sasaki also serves as Secretary of FPA Capital Fund, Inc., of FPA New Income, Inc., of FPA Paramount Fund, Inc., of FPA Perennial Fund, Inc., and of Source Capital, Inc.	51	2002

Christopher H. Thomas (Chief Compliance Officer & Assistant Treasurer)	Vice President and Controller for more than the past five years and Chief Compliance Officer (since August 2004) of FPA; Director, Vice President and Controller for more than the past five years of Fund Distributors; Assistant Treasurer of each FPA Fund for more than the past five years; and Chief Compliance Officer of each FPA Fund (since August 2004).	49	2002

Information Concerning Independent Registered Public Accounting Firm

The Board of Trustees, including a majority of the Trustees who are not considered “interested persons” of the Fund as defined in the 1940 Act (the “Independent Board Members”), has selected Deloitte & Touche LLP to serve as the Fund’s independent registered public accounting firm for the fiscal year ending March 31, 2006.  The employment of such firm is conditioned upon the right of the Fund, by vote of a majority of its outstanding voting securities, to terminate such employment forthwith without any penalty.  Deloitte & Touche LLP has served as the independent registered public accounting firm for the Fund since November 11, 2002.  Representatives of Deloitte & Touche LLP are expected to be present at the Meeting, with the opportunity to make a statement if they desire to do so, and such representatives are expected to be available to respond to any appropriate questions from shareholders.

Audit Fees

Aggregate fees paid to Deloitte & Touche LLP for professional services for the audit of the Fund’s 2005 annual financial statements during the fiscal year ended March 31, 2005, and the reviews of the financial statements included in the Fund’s filings on Form N-SAR for that fiscal year, were $31,620.

All Other Fees

Aggregate fees for all other services by Deloitte & Touche LLP to the Fund during the fiscal year were $5,765 in connection with preparation and review of 2005 federal and state tax returns for the Fund.

2. APPROVAL OF A NEW ADVISORY AGREEMENT UPON TERMINATION OF THE
CURRENT ADVISORY AGREEMENT

At the Meeting, you will be asked to approve a new investment advisory agreement (the “New Advisory Agreement”) between the Fund and a new investment adviser, Resolute, LLC (“Resolute”), that was founded and is owned by the current principals and key investment professionals of FPA (the “Key Principals”).   Pursuant to the Transaction (described below), Resolute is expected to commence providing advisory services on or about October 1, 2006.  The New Advisory Agreement would take effect if and when the Transaction is consummated.  A general description of the proposed New Advisory Agreement and a general comparison of the proposed New Advisory Agreement and the Fund’s current investment advisory agreement, dated November 17, 2000 with FPA (the “Current Advisory Agreement”) are included below.  The form of the New Advisory Agreement is attached hereto as Exhibit B.

On July 17,  2004, Resolute entered into an option agreement (the “Option Agreement”) with Old Mutual (US) Holdings Inc. and FPA pursuant to which Resolute may elect, between July 1, 2006 to August 1, 2006, to purchase various operating assets of FPA, assume the office space of FPA, solicit the employees of FPA to become employees of Resolute, and obtain the right to do business under the name “First Pacific Advisors” (the “Transaction”).  As well, the Option Agreement permits Resolute to solicit the current advisory clients of FPA, including the Fund, to become clients of Resolute.  The Transaction contemplated under the Option Agreement would be consummated on or soon after October 1, 2006 (the “Closing Date”). For additional information regarding the Transaction, please see “Other Information Regarding the Option Agreement and Related Transaction” below.

If the Transaction is consummated, Resolute would offer advisory services to clients who choose to retain Resolute as their investment adviser with the same internal resources and key personnel as currently provided by FPA.  In anticipation of the Transaction, members of the Board met in person on [           ], 2006 for the purpose of, among other things, considering whether it would be in the best interests of the Fund and its shareholders to approve the New Advisory Agreement between the Fund and Resolute.  The 1940 Act requires that the New Advisory Agreement be approved by both the Board and by the Fund’s shareholders in order for it to become effective.  At that Board meeting, and for the reasons described below (see “Board Considerations and Recommendation” below), the Board, including a majority of the Independent Board Members, approved the New Advisory Agreement for the Fund and recommended its approval by the Fund’s shareholders.  If shareholder approval is obtained and Resolute determines to exercise the option described above, the Board of Trustees would intend to terminate the Current Advisory Agreement and enter into the New Advisory Agreement with Resolute, with effect on the Closing Date.

Simultaneously, the board of every other FPA Fund has considered the terms of the Option Agreement and discussed the Transaction.  Following these deliberations, the board of each FPA Fund, including a majority of the Independent Board Members, approved a new advisory agreement with Resolute to be entered into on the Closing Date and recommended its approval by their shareholders.

It is currently expected that if the requisite number of shareholders of one or more FPA Fund vote(s) FOR a new advisory agreement with Resolute, Resolute will exercise its option in July 2006 and the Transaction will be consummated on the Closing Date.  In the case that the requisite number of shareholders of every FPA Fund votes AGAINST a new advisory agreement with Resolute, it is expected that Resolute will not exercise its option under the Option Agreement, the Transaction will not be consummated, and FPA will continue to manage the Fund.  Finally, in the event the Transaction is consummated without the approval of the New Advisory Agreement by the shareholders of this Fund, it is expected that FPA will no longer serve as the investment adviser to the Fund and the Fund’s Board will take such action as it deems to be in the best interests of the Fund and its shareholders.

New Advisory Agreement

The following description of the New Advisory Agreement is only a summary.  You should refer to Exhibit B for the form of New Advisory Agreement, and the description set forth in this Proxy Statement is qualified in its entirety by reference to Exhibit B.

The New Advisory Agreement for the Fund will be dated as of the date of the consummation of the Transaction.  It will continue in effect for an initial term of two years and may continue thereafter from year to year if specifically approved at least annually by the vote of a majority of the outstanding voting securities of the Fund, as defined under the 1940 Act, or by a majority of the Board and the vote of a majority of the Independent Board Members, cast in person at a meeting called for such purpose.  The other terms of the New Advisory Agreement are identical to the Current Advisory Agreement, including the services to be provided by Resolute, the allocation of charges and expenses, Resolute’s compensation, cost reimbursement, and the expense limitation of Resolute, as described below.

Under the New Advisory Agreement, the Fund retains Resolute to manage the investment of the Fund’s assets, including placing orders for the purchase and sale of portfolio securities.  Resolute agrees to obtain and evaluate economic, statistical, and financial information to formulate and implement the Fund’s investment programs.  In addition to providing management and investment advisory services, Resolute furnishes office space, facilities, and equipment.  It also compensates all officers and other personnel of the Fund except trustees who are not affiliated with it.  The Current Advisory Agreement contains identical provisions.

Other than the expenses Resolute specifically assumes under the New Advisory Agreement, the Fund bears all costs of its operation.  These costs include the charges and expenses of any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities, and other property; the charges and expenses of auditors; the charges and expenses of any stock transfer or dividend agent or agents appointed by the Fund; brokers’ commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including issuance and transfer taxes, and corporate fees payable by the Fund to federal, state, or other governmental agencies; the cost of stock certificates representing Fund shares; fees involved in registering and maintaining registrations of the Fund and of Fund shares with the Securities and Exchange Commission (“SEC”) and various states and other jurisdictions; all expenses of shareholders’ and Board meetings and of preparing, printing, and mailing proxy statements and semi-annual and annual reports to shareholders; fees and travel expenses of independent Board Members; the expense of furnishing, or causing to be furnished, to all shareholders a statement of account after every transaction affecting their account, including the expense of mailing; charges and expenses of legal counsel in connection with matters relating to the Fund, including, without limitation, legal services rendered in connection with the Fund’s corporate and financial structure and relations with its shareholders, issuance of Fund shares and registrations and qualifications of securities under federal, state, and other laws; association dues; interest payable on Fund borrowings; postage; and the fee paid to Resolute in providing financial services to the Fund as described below.  The Current Advisory Agreement contains identical provisions.

For services rendered under the New Advisory Agreement, Resolute will be paid a monthly fee computed at the annual rate of 1.00% of the Fund’s average net assets.  The average net assets are determined by taking the average of all the daily determinations of net assets made, in the manner provided in the Fund’s Agreement and Declaration of Trust, during a calendar month.  The Current Advisory Agreement contains identical provisions.

In addition to the advisory fee, the Fund will pay Resolute an amount equal to 0.10% of the average daily net assets of the Fund for each fiscal year for the provision of financial services to the Fund.  Such financial services include (a) maintaining the accounts, books and other documents forming the basis for the Fund’s financial statements, (b) preparing such financial statements and other Fund documents and reports of a financial nature required by federal and state laws, (c) calculating daily net assets, and (d) participating in the production of the Fund’s registration statements, prospectuses, proxy materials, and reports to shareholders (including compensation of the Treasurer or other principal financial officer of the Fund, compensation of personnel working under such person’s direction, and expenses of office space, facilities, and equipment such persons use to perform their financial services duties).  The Current Advisory Agreement contains identical provisions.  Resolute has provided assurances to the Board that it will provide at least the same level of services under the Fund’s New Advisory Agreement as are currently provided under the Current Advisory Agreement.

The advisory fee and cost of financial services in the New Advisory Agreement are reduced in the amount by which certain defined operating expenses of the Fund (including the advisory fee and cost of financial services) for any fiscal year exceed 1.85% of the Fund’s average net assets.  Such values are calculated at the close of business on the last business day of each calendar month.  Any required reduction or refund is computed and paid monthly.  Operating expenses (as defined in the Agreement) exclude (a) interest, (b) taxes, (c) brokerage commissions, (d) short sale dividend expense and (e) any extraordinary expenses, such as litigation, merger, reorganization, or recapitalization, to the extent such extraordinary expenses can be excluded under the rules or policies of the states in which Fund shares are registered for sale.  All expenditures, including costs connected with the purchase, retention, or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.  This expense limitation provision does not require any payment by Resolute beyond the return of the advisory fee and cost of financial services paid to it by the Fund for a fiscal year.  The Current Advisory Agreement contains identical provisions.

The New Advisory Agreement provides that Resolute does not have any liability to the Fund or any of its shareholders for any error of judgment, any mistake of law or any loss the Fund suffers in connection with matters related to the New Advisory Agreement, except for liability resulting from willful misfeasance, bad faith or negligence on the part of Resolute or the reckless disregard of its duties under the New Advisory Agreement.  The New Advisory Agreement may be terminated without penalty upon 60 days’ written notice at the option of either party or by the vote of the Fund’s shareholders.  The New Advisory Agreement automatically terminates in the event of an assignment.  The Current Advisory Agreement contains identical provisions.

For the fiscal year ended March 31, 2005, FPA received gross advisory fees of $7,616,377, plus $1,282,236, for costs incurred in providing financial services to the Fund.  Had Resolute been the adviser during this period, the advisory fees and the costs incurred in providing financial services to the Fund would have been the same.

Portfolio Transactions and Brokerage

Under the New Advisory Agreement, Resolute will make decisions to buy and sell securities for the Fund, select broker-dealers and negotiate commission rates or net prices.  In over-the-counter transactions, orders will be placed directly with a principal market maker, unless Resolute believes better prices and executions are available elsewhere.  Portfolio transactions will be effected with broker-dealers selected for their abilities to give prompt execution at prices favorable to the Fund.  In selecting broker-dealers and in negotiating commissions, Resolute will consider: the best net price available; each firm’s reliability, integrity, and financial condition; the size of and difficulty in executing the order; and the value of the firm’s expected contribution to the Fund’s investment performance on a continuing basis.  Accordingly, the net price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of its services.  Subject to policies determined by the Fund’s Board of Trustees, Resolute shall not be deemed to have acted unlawfully or to have breached any duty created by the New Advisory Agreement or otherwise solely because the Fund paid a broker-dealer providing brokerage and research services commissions for effecting a transaction in excess of the commission another broker-dealer would have charged for the same transaction.  Resolute will be required to determine in good faith that such commission was reasonable relative to the value of the brokerage and research services provided, considering either that particular transaction or Resolute’s overall responsibilities to the Fund.  Resolute will further be authorized to allocate orders it places for the Fund to broker-dealers providing products or services that assist in making investment decisions.  Resolute will allocate the amounts and proportions of such costs and regularly reports on such allocations to the Fund’s Board of Trustees.  The Current Advisory Agreement contains identical provisions.

The New Advisory Agreement will include direct authorization for Resolute to pay commissions on securities transactions to broker-dealers furnishing research services in an amount higher than the lowest available rate if Resolute determines in good faith that the amount is reasonable in relation to the brokerage and research services provided (as required by Section 28(e) of the Securities Exchange Act of 1934), viewed in terms of the particular transaction or Resolute’s overall responsibilities with respect to accounts as to which it exercises investment discretion.  The term brokerage and research services will be defined to include (a) providing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto, such as clearance, settlement, and custody.  The Current Advisory Agreement contains identical provisions.

Research services furnished by broker-dealers effecting securities transactions for the Fund will be able to be used by Resolute for all advisory accounts pursuant to the New Advisory Agreement.  The Current Advisory Agreement contains an identical provision.  However, Resolute might not use all such research services in managing the Fund’s portfolio.  In Resolute’s opinion, it will not be possible to measure separately the benefits from research services to the advisory account.  Because the volume and nature of the trading activities of advisory accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by the advisory account for brokerage and research services will vary.  However, Resolute believes the total commissions the Fund pays will not be disproportionate to the benefits it receives on a continuing basis.  The Current Advisory Agreement contains identical provisions and FPA has made identical conclusions.

Resolute will attempt to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account.  In some cases, this procedure could have an adverse effect on the price or amount of securities available to the Fund.  The main factors considered in such allocations will be the respective investment objectives, the relative amount of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinion of the persons responsible for recommending the investments.  FPA makes similar attempts and takes into account similar considerations when operating under the Current Advisory Agreement.

Brokerage commissions paid by the Fund on portfolio transactions for the fiscal year ended March 31, 2005, totaled $783,517.  During the last fiscal year, $754,925 of commissions were paid on transactions having a total value of $535,869,365 to brokers selected because of research services provided to FPA.  Had Resolute been the adviser during this period, the brokerage commissions paid by the Fund would have been the same.

Other Information Concerning FPA and Resolute

FPA is a wholly-owned subsidiary of OMH.  OMH is a holding company principally engaged, through affiliated firms, in providing institutional investment management.  In September 2000, OMH was acquired by, and subsequently became a wholly owned subsidiary of Old Mutual plc, a United Kingdom-based financial services group with substantial asset management, insurance, and banking businesses.  The common stock of Old Mutual plc is listed on the London Stock Exchange.  No person is known by Old Mutual plc to own or hold with power to vote 25% or more of the outstanding shares of Old Mutual plc common stock.

The trustees and principals of FPA are the following persons: J. Richard Atwood, Chief Operating Officer of FPA; and Robert L. Rodriguez, Chief Executive Officer of FPA.  Mr. Rodriguez, 57, serves as director, President and Chief Investment Officer of FPA Capital Fund, Inc. and of FPA New Income, Inc., and as director of Fund Distributors.  The principal occupation of Mr. Atwood is described in the preceding table. The business address of Messrs. Atwood and Rodriguez is 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064-1550.

Resolute is a registered investment adviser and is a Delaware limited liability company.  Since Resolute is a recently formed company and has no operating history, there can be no assurances that unforeseen events or transactions will not impair the financial ability of Resolute to fulfill its commitment to the Fund under the New Advisory Agreement.  The management committee of Resolute is comprised of two Managing Members, J. Richard Atwood and Robert L. Rodriguez (Messrs. Atwood and Rodriguez are currently the sole principals of FPA).  Mr. Rodriguez has served as a director, principal, and Chief Executive Officer of FPA for the last five years.  Mr. Atwood has served as a director, principal, and Chief Operating Officer of FPA for the last five years.  The address of Resolute is 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064.  No member of Resolute owns more than 25% of its outstanding equity, except for Mr. Rodriguez who owns 30%.  The members who own 10% or more of Resolute’s outstanding equity are Mr. Atwood, Dennis M. Bryan, Rikard B. Ekstrand, and Steven T. Romick.  The members who own less than 10% are Thomas H. Atteberry, Eric S. Ende, and Steven R. Geist.

The Fund paid no brokerage commissions to FPA, Resolute, or any of their affiliates during the Fund’s most recently completed fiscal year.  There were no other material payments by the Fund to Resolute or any of its affiliates during that period.

Resolute will provide investment advisory services to certain other funds that may have investment objectives and policies similar to those of the Fund.  Exhibit C lists other funds to be advised by Resolute, the net assets of those funds and the management fees FPA received from those funds during the fiscal years ended on the dates noted.

Other Information Regarding the Option Agreement and Related Transaction

Under the Option Agreement, Resolute has an option, exercisable from July 1, 2006 to August 1, 2006, to acquire various operating assets of FPA (the “Purchased Assets”).  The Option Agreement also permits

Resolute to assume the current office space of FPA and to solicit current FPA employees to become employees of Resolute.  Under the Option Agreement, if the option is exercised, the Key Principals are permitted to and would intend to terminate their employment with FPA and simultaneously begin employment with Resolute.  Purchased Assets include: all of FPA’s tangible assets, including FPA Fund Distributors, Inc. (the “Distributor”), books and records, telephone and facsimile listings, current and prospective client lists and vendor information, as well as the rights to the name “First Pacific Advisors,” FPA’s website address, and content and other intellectual property of FPA.  Beginning on January 1, 2006, the Option Agreement permits Resolute to solicit the current advisory clients of FPA, including your Fund and the other FPA Funds, to become clients of Resolute, although these advisory contracts are not assigned to Resolute.  The Transaction contemplated under the Option Agreement would be consummated on the Closing Date.  The Option Agreement provides that, if the option is exercised, Resolute will pay a purchase price for the Purchased Assets equal to their fair market value (to be determined by a third party investment banking firm) as of September 30, 2006.  Prior to the Closing Date, the Option Agreement requires that the Key Principals manage and operate FPA in accordance with past and prudent business practices and continue to satisfy their fiduciary duties to FPA’s clients, including your Fund.

Distributor, Underwriter and Administrator

The Distributor, a wholly owned subsidiary of FPA, acts as the principal distributor of shares of the Fund pursuant to a Distribution Agreement dated September 25, 2000.  During 2005, the Distributor received no net sales commissions on sales of shares of the Fund.  Pursuant to the Option Agreement, Resolute will acquire all of the stock of the Distributor on the Closing Date.  It is expected that the Distributor will continue to serve as distributor for shares of the Fund and that there will be no change in the services provided as distributor.  [Must provide name and address of principal underwriter and Administrator somewhere in proxy.]

Board Considerations and Recommendation

The New Advisory Agreement has been approved by the Fund’s Board of Trustees, including all of the Independent Board Members, at a meeting held on [            ], 2006.  In so doing, the Trustees acted in what they believe to be in the best interests of the shareholders of the Fund.

To assist the Board in its consideration of the New Advisory Agreement, Resolute and the Key Principals provided materials and information about Resolute, including its financial condition, asset management capabilities, and organization, and Resolute and the Key Principals provided materials and information about the Transaction between the Key Principals and OMH.  The Independent Board Members, through their independent legal counsel, also requested and received additional information from FPA, Resolute, and the Key Principals in connection with their consideration of the New Advisory Agreement.  The additional information was provided in advance of and at the meeting.  The Board has been informed that Steven T. Romick, who currently serves as the Chief Investment Officer for the Fund with day-to-day responsibility for the investment of the Fund’s assets, would continue to serve in that capacity.  The Board reviewed certain pro forma financial information concerning Resolute, including Resolute’s pro forma balance sheet at October [  ], 2006, which is attached as Exhibit D.

In approving the New Advisory Agreement and recommending that it be approved by the shareholders, the Trustees have considered:

(i)                         The financial resources of Resolute;

(ii)                      The potential ability of Resolute to better retain and attract capable personnel to serve the Fund;

(iii)                   The nature, quality, and extent of the advisory, management, and accounting services to be performed by Resolute for the Fund;

(iv)                  The terms and conditions of the New Advisory Agreement;

(v)                     Resolute’s express representation to the Board that it would assume any of FPA’s liabilities under the Current Advisory Agreement from and after the Closing Date;

(vi)                  That the Key Principals and Resolute have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality, and extent of services provided to the Fund and its shareholders, including compliance services;

(vii)               The fees and expenses borne by the Fund and the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Advisory Agreement, but will remain the same;

(viii)            The profitability of FPA and the historic investment performance of the Fund both on an absolute basis and as compared with a peer group of mutual funds;

(ix)                    The capabilities, resources, and personnel of Resolute and the costs of the services to be provided and the profits to be realized by Resolute and its affiliates from the relationship with the Fund and the other FPA Funds;

(x)                       That Resolute and the Key Principals would derive benefits from the Transaction and that as a result, they have a financial interest in the matters that were being considered;

(xi)                    Resolute’s expressed intention to continue the investment operations of the Fund in Los Angeles as the Fund’s and the other FPA Funds’ adviser under the direction of current management personnel;

(xii)                 Comparative data as to advisory fees and expenses with a peer group of mutual funds;

(xiii)              That the Fund would not bear the cost of obtaining shareholder approval of the New Advisory Agreement; and

(xiv)             Such other information and factors as the Trustees believe to be relevant.

Certain of these considerations are discussed in more detail below.

The Board of Trustees considered Resolute’s specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel at Resolute to be involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of Resolute, including information regarding its proposed compliance program and Resolute’s business continuity plan.  The Board noted the Key Principals’ experience and past compliance with the investment policies and restrictions of the Fund.  The Board also considered the prior relationship between the Key Principals and the Fund, as well as the Trustees’ knowledge of the Key Principals’ past operations at FPA.  The Board of Trustees concluded that Resolute will have the quality and depth of personnel, resources, investment methods, and compliance policies and procedures essential to performing its duties under the New Advisory Agreement and that the nature, overall quality, cost and extent of such management services will be satisfactory and reliable.  The Board also took into consideration the benefits to be derived by Resolute from arrangements under which it may receive research services from brokers to whom the Fund’s brokerage transactions are allocated as described under “Portfolio Transactions and Brokerage.”

In evaluating the costs of the services to be provided by Resolute under the New Advisory Agreement and the profitability to Resolute of its relationship with the Fund, the Board considered, among other things, whether advisory and administrative or management fees or other expenses would change as a result of the Transaction.  Based on their review of the materials provided and the assurances they had received from the Key Principals and Resolute, the Board determined that the Transaction would not increase the fees payable for advisory and administrative or management services and that overall Fund expenses were not expected to increase as a result of the Transaction.  The Board noted that it was not possible to predict how the Transaction would affect Resolute’s profitability from its relationship with the Fund and the other FPA Funds, but that they had been satisfied in their most recent review of the Current Advisory Agreement that the adviser’s level of profitability from its relationship with the Fund was not excessive.  The Board noted that they expect to receive adviser profitability information on an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees would be appropriate.

The Board further considered the extent to which economies of scale may be realized as the Fund grows.  Among other factors, the Board considered FPA’s current, and Resolute’s expected, business operations and expense structures, the level of complexity associated with managing the Fund’s assets, FPA’s historical allocated costs associated with managing the Fund, and the uncertainties associated with FPA’s or Resolute’s future costs in managing the Fund.  The Board concluded that the New Advisory Agreement and the Current Advisory Agreement both adequately share any available economies of scale with the Fund.  The Board also concluded that there would be no further economies of scale to be shared by Resolute from its anticipated business operations at current Fund asset levels and that the Board expects to continue receiving costs and similar information from Resolute to assess whether it may be appropriate in the future to introduce advisory fee or breakpoint discounts to enable the Fund’s shareholders to benefit from future economies of scale that may be recognized by Resolute in its business operations.

In their deliberations, the Board did not identify any particular information that was all-important or controlling, and each Trustee attributed different weights to the various factors.  The Trustees evaluated all information available to them only with respect to this Fund.  The Board, including a majority of the Independent Board Members, concluded that the terms of the New Advisory Agreement are fair and reasonable, that the fees stated therein are reasonable in light of the services to be provided to the Fund, and that the New Advisory Agreement should be approved and recommended to Fund shareholders.

Section 15(f) of the 1940 Act

In order to conform with the “safe harbor” provisions of Section 15(f) of the 1940 Act with respect to the Transaction, Resolute has agreed that it will use its reasonable best efforts (i) for a period of two years after the Transaction, to ensure that there would not be imposed on the Fund an “unfair burden” (as defined in the 1940 Act) as a result of the Transaction, and (ii) for three years after the Transaction, to ensure that at least 75% of the members of the Board of Trustees are not “interested persons” of Resolute.  At the request of the Board, FPA has undertaken to pay, or reimburse the Fund for, all incremental costs or expenses incurred by the Fund in connection with the Transaction.  Thus, FPA will pay the costs of this Proxy Statement and of the proxy solicitation.

The Board recommends that shareholders vote FOR a New Advisory Agreement with a new adviser upon termination of the Current Advisory Agreement on or about October 1, 2006.

3. OTHER MATTERS

The proxy holders have no present intention of bringing before the Meeting for action any matters other than those specifically referred to in the foregoing, and in connection with or for the purpose of effecting the same, nor has the management of the Fund any such intention.  Neither the proxy holders nor the management of the Fund are aware of any matters which may be presented by others.  If any other business shall properly come before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

Voting Requirements

A quorum of shareholders is required to take action at this Meeting.  For purposes of this Meeting, a quorum is present to transact business on a proposal if the holders of a majority of the outstanding shares of the Fund entitled to vote on the proposal are present in person or by proxy.  The shares represented by a proxy that is properly executed and returned will be considered to be present at the Meeting even if the proxy is accompanied by instructions from a broker or nominee to withhold authority or is marked with an abstention.

Based on the Fund’s interpretation of Delaware law, abstentions on a proposal set forth herein will have the same effect as a vote against the proposal.  Under the rules of the NYSE, brokers who hold shares in street name for customers do not have the authority to vote on Proposal 2 if they have not received instructions from beneficial owners.  However, brokers who hold shares in street name for customers do have the authority to vote on Proposal 1 if they have not received instructions from beneficial owners.

Approval of Proposal 2 requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund.  Under applicable law, the vote of “a majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund.

Approval of the proposals will occur only if a sufficient number of votes at the Meeting are cast FOR that proposal.  Abstentions and broker non-votes are not considered “votes cast” and, therefore, do not constitute a vote FOR.  Abstentions and broker non-votes effectively result in a vote AGAINST and are disregarded in determining whether a proposal has received enough votes.

Shareholder Proposals

No annual or other special meeting is currently scheduled for the Fund.  Mere submission of a shareholder proposal does not guarantee the inclusion of the proposal in the proxy statement or presentation of the proposal at the Meeting since inclusion and presentation are subject to compliance with certain federal regulations.

Adjournment

In the event that sufficient votes in favor of the proposals set forth herein are not received by the time scheduled for the Meeting, the persons named as proxies may move one or more adjournments of the Meeting for a period or periods of not more than 30 days in the aggregate to permit further solicitation of proxies with respect to any such proposals.  Any such adjournment will require the affirmative vote of a majority of the shares present at the Meeting.  The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote which have voted in favor of such proposals.  They will vote against any such adjournment those proxies which have voted against any of such proposals.

By Order of the Board of Trustees

Sherry Sasaki
Secretary

[           ], 2006

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY, AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.  YOU MAY ALSO VOTE YOUR PROXY BY TELEPHONE OR OVER THE INTERNET.

EXHIBIT A

FPA CRESCENT FUND
AUDIT COMMITTEE CHARTER

Organization

This Charter governs the operations of the Audit Committee.  The Committee shall review and reassess the Charter at least annually and obtain the approval of the Board of Directors or the Board of Trustees (hereinafter referred to as the “Board”).  The Committee shall be appointed by the Board and shall comprise at least three Directors or Trustees (hereinafter referred to as “Directors”), each of whom is independent of the Adviser and its affiliates and the Fund.

Members of the Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from the Adviser and the Fund.  No member shall be an “interested person” of the Fund under the Investment Company Act of 1940 (the “Act”).  To be considered independent, a member may not, other than in his or her capacity as a member of the Board, the Committee or any other committee of the Board, accept any consulting, advisory or other compensatory fee from the Fund or the Adviser or any of its affiliates.

All Committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the Committee.  It is expected that, under normal circumstances, the Board will designate at least one qualified member of the Committee as an “audit committee financial expert” under regulations adopted by the Securities and Exchange Commission (“SEC”).  This designation will not reduce the responsibility of the other Committee members, nor will it increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the Committee and of the Board.

If the Board has not designated a Chair of the Committee, the members of the Committee may designate a Chair by majority vote of the full Committee membership.  The Committee will hold regular meetings at least twice annually.  Special meetings may be called at any time by any member of the Committee or at the request of the Fund’s independent auditors.  The Chair will cause notice of each meeting, together with the agenda and any related materials, to be sent to each member.  The presence of a majority of the members will constitute a quorum.  The Chair will report the actions taken by the Committee to the Board and such report shall be included in the minutes of the Board meeting.

Statement of Policy

The Audit Committee shall provide assistance to the Board in fulfilling its oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Fund’s financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Fund’s financial statements, and the legal compliance and ethics programs as established by the Adviser and the

Board.  In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, the independent auditors and the Adviser of the Fund.  In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Fund.  The Committee may retain special counsel and other experts or consultants at the expense of the Fund.

Responsibilities and Processes

The primary responsibility of the Audit Committee is to oversee the Fund’s financial reporting process on behalf of the Board and report the results of its activities to the Board.  The Adviser is responsible for preparing the Fund’s financial statements, and the independent auditors are responsible for auditing those financial statements on an annual basis.  The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible in order to best react to changing conditions and circumstances.  The Committee should take the appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring process of the Audit Committee in carrying out its oversight responsibilities.  The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

•                  The Committee shall have a clear understanding with the Adviser and the independent auditors that the independent auditors are ultimately accountable to the Audit Committee and the Board as representatives of the Fund’s shareholders.  The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors.  The Committee shall discuss with the auditors their independence from the Adviser and the Fund and the matters included in the written disclosures required by the applicable laws, rules and positions, including those of the Securities and Exchange Commission and accounting oversight boards.  Annually, the Committee shall review and recommend to the Board the selection of the Fund’s independent auditors, subject to shareholders’ approval, if required.

•                  The Committee shall pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the independent auditors’ independence.  The pre-approval requirement will extend to all non-audit services provided to the Fund, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund; provided, however, that an engagement of the Fund’s independent auditors to perform attest services for the Fund, the Adviser or its affiliates required by generally accepted auditing standards to complete the examination of the Fund’s financial statements (such as an examination conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:  (i) the Fund’s independent auditors inform the Audit Committee of the engagement, (ii) the Fund’s independent auditors advise the Audit Committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the Fund, and (iii) the Audit Committee receives a copy of the independent auditor’s report prepared in connection with such services.  The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full Committee at its next meeting.

•                  The Committee shall discuss with the independent auditors the overall scope and plans for their respective audits, including fees and the adequacy of staffing.  Also, the Committee shall discuss with the Adviser and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Fund’s system to monitor and manage business risk and legal and ethical compliance programs.  Further, the Committee shall meet separately with the independent auditors, without the Adviser present, to discuss the results of their examinations.

•                  The Committee shall review with the Adviser the semiannual financial statements prior to the issuance of the Fund’s Semiannual Report to Shareholders.  The Chair of the Committee may represent the entire Committee for the purposes of this review.

•                  The Committee shall review with the Adviser and the independent auditors the financial statements to be included in the Fund’s Annual Report to Shareholders, including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.  Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

•                  The Committee shall review and take any measures it deems appropriate to address any complaints or reports provided to the Fund or the Committee related to any Fund accounting or auditing matter or any potential violation of law.  Also, the Committee shall review and take any measures it deems appropriate to address any complaints or reports provided by employees of the Fund’s investment adviser or its affiliates concerning any such matters.

11/14/2005

EXHIBIT B

Form of New Advisory Agreement

EXHIBIT B

INVESTMENT ADVISORY AGREEMENT

FPA FUNDS TRUST

FPA CRESCENT FUND

AGREEMENT made this                       by and between FPA Funds Trust, a Delaware business trust (the “Fund”), and RESOLUTE, LLC, a Delaware limited liability company (the “Adviser”).

1.  Duties of Adviser. The Fund hereby appoints the Adviser to act as investment adviser to the Fund’s FPA Crescent Fund (the “Portfolio”) for the period and on such terms as set forth in this Agreement. The Fund employs the Adviser to manage the investment and reinvestment of the assets of the Portfolio, to continuously review, supervise and administer the investment program of the Portfolio, to determine in its discretion the securities to be purchased or sold and the portion of the Portfolio’s assets to be held uninvested, to provide the Fund with records concerning the Adviser’s activities which the Fund is required to maintain, and to render regular reports to the Fund’s officers and Board of Trustees concerning the Adviser’s discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Fund, and in compliance with the objectives, policies and limitations set forth in the Portfolio’s prospectus and applicable laws and regulations. The Adviser accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

2.  Portfolio Transactions. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of securities of the Portfolio and is directed to use its best efforts to obtain the best available price and most favorable execution, except as prescribed herein. Subject to policies established by the Board of Trustees of the Fund, the Adviser may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Fund. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. The Adviser will promptly communicate to the officers and Trustees of the Fund such information relating to portfolio transactions as they may reasonably request.

3.  Compensation of the Adviser. For the services to be rendered by the Adviser as provided in Section 1 of this Agreement, the Fund shall pay to the Adviser in monthly installments, an advisory fee calculated by applying the following annual percentage rate to the Portfolio’s average daily net assets for the month: 1.00%.

In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current fiscal month as a percentage of the total number of days in such month.

4.  Other Services.  At the request of the Fund, the Adviser in its discretion may make available to the Fund office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Adviser and billed to the Fund at the Adviser’s cost.

5.  Reports. The Fund and the Adviser agree to furnish to each other current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

6.  Status of Adviser.  The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

7.  Liability of Adviser. In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder, (ii) reckless disregard by the Adviser of its obligations and duties hereunder, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940, as amended (“1940 Act”), the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error or judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Portfolio.

8.  Permissible Interests. Subject to and in accordance with the Declaration of Trust of the Fund and the Articles of Incorporation of the Adviser, Trustees, officers, agents and shareholders of the Fund are or may be interested in the Adviser (or any successor thereof) as Directors, officers, agents, shareholders or otherwise; Directors, officers, agents and shareholders of the Adviser are or may be interested in the Fund as Trustees, officers, agents, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Fund as a shareholder or otherwise; and the effect of any such interrelationships shall be governed by said Declaration of Trust or Articles of Incorporation and the provisions of the 1940 Act.

9.  Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall continue until the earlier of                  or the date of the first annual or special meeting of the shareholders of the Portfolio and, if approved by a majority of the outstanding voting securities of the Portfolio, thereafter shall continue for periods of one year so long as such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Fund or (c) by vote of a majority of the outstanding voting securities of the Portfolio; provided however, that if the shareholders of the Portfolio fail to approve the Agreement as provided herein, the Adviser may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act and rules thereunder. This Agreement may be terminated by the Portfolio at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days’ written notice to the Adviser.

This Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days’ written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

As used in this Section 9, the terms “assignment”, “interested persons”, and “a vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act.

10.  Amendment of Agreement.  This Agreement may be amended by mutual consent, but the consent of the Fund must be approved (a) by vote of a majority of those members of the Board of Trustees of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) for changes or amendments requiring shareholder approval pursuant to the 1940 Act or other applicable law, by vote of a majority of the outstanding voting securities of the Portfolio.

11.  Severability.  If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of this                .

FPA FUNDS TRUST

By
Steven T. Romick
President

RESOLUTE, LLC

By
J. Richard Atwood
Principal

FINANCIAL SERVICES AGREEMENT

AGREEMENT, dated                  by and between FPA FUNDS TRUST, a Delaware business trust (hereinafter referred to as the “Fund”), and RESOLUTE, LLC, a Delaware limited liability company (hereinafter referred to as the “Manager”).

W I T N E S S E T H:

WHEREAS, the Fund is engaged in business as an open-end investment company registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the “Investment Company Act”), consisting of FPA Crescent Fund, a series portfolio (“Portfolio”); and

WHEREAS, the Manager is engaged principally in rendering management and investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Fund has retained the Manager to render management and investment advisory services to the Portfolio in the manner and on the terms set forth in the Investment Advisory Agreement dated                  ; and

WHEREAS, the Manager is willing to provide management and investment advisory services to the Fund on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund and the Manager hereby agree as follows:

ARTICLE I

Compensation of the Manager

The Fund shall pay the Manager in monthly installments, a financial services fee calculated at the annual rate of 0.10% of the Portfolio’s average daily net assets.  The fee is to compensate the Manager for the provision of financial services to the Portfolio including, among other normal financial services for the Portfolio, maintaining the accounts, books and other documents which constitute the record forming the basis for the Portfolio’s financial statements, preparation of such financial statements and other Portfolio documents and reports of a financial nature required by Federal and state laws, calculating daily net asset value of the Portfolio, and participating in the production of the Portfolio’s registration statements, prospectuses, proxy solicitation materials and reports to stockholders (including compensation of the Treasurer or other principal financial officer of the Portfolio, compensation of personnel working under such person’s direction and expenses of office space, facilities and equipment used by such personnel in the performance of their financial services duties to the Portfolio).  In the event of termination of this Agreement, the fee shall be prorated based on the number of days elapsed in the current month.

ARTICLE II

Duration and Termination of this Agreement

This Agreement shall continue in effect to                 .  It may be continued in effect thereafter by mutual consent, provided that such continuance shall be specifically approved at least annually by (a) the Board of Trustees of the Fund or by a majority of the outstanding shares of the Portfolio and (b) by a majority of the trustees who are not parties to this Agreement or interested persons (as defined in the Investment Company Act) of any such party.  This Agreement will terminate upon assignment and may be terminated without penalty on sixty days’ written notice at the option of either party hereto or by the vote of the shareholders of the Portfolio.  Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at the principal office of such party.

ARTICLE III

Amendments of this Agreement

This Agreement may be amended by the parties only if such amendment is specifically approved by (a) the Board of Trustees of the Fund, or by the vote of a majority of outstanding voting securities of the Portfolio, and (b) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

ARTICLE IV

Definitions of Certain Terms

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Investment Company Act.  In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

ARTICLE V

Governing Law

This Agreement shall be construed in accordance with laws of the State of California and the applicable provisions of the Investment Company Act.  To the extent that the applicable laws of the State of California, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

ARTICLE VI

Limitations of Liability of the Trustees and Shareholders

Notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

FPA FUNDS TRUST

By:
Steven T. Romick, President

RESOLUTE, LLC

By:
J. Richard Atwood, Principal

EXHIBIT C

Other Funds to be Advised by Resolute

The New Advisory Agreement permits Resolute to render advisory services to others, and Resolute anticipates serving as investment adviser to the following funds, including the Fund.  Resolute will also advise institutional accounts.

Name of Fund	Type of Fund	Net Assets (as of December 31, 2005)			Annual Advisory Fees	Reimbursement of Financial Services	Advisory Fees Paid (for year ended December 31, 2005

FPA Capital Fund, Inc.	Open-end investment company	$	[	]	0.75% of the first $50 million of average daily net assets and 0.65% of the average daily assets in excess of $50 million	Up to 0.10% of average daily net assets	$	[	]

FPA Funds Trust’s FPA Crescent Fund	Open-end investment company	$	[	]	1.00% of average daily net assets	0.10% of average daily net assets	$	[	]

FPA New Income, Inc.	Open-end investment company	$	[	]	0.50% of average daily net assets	None	$	[	]

FPA Paramount, Inc.	Open-end investment company	$	[	]	0.75% of the first $50 million of average daily net assets and 0.65% of the average daily assets in excess of $50 million	Up to 0.10% of average daily net assets	$	[	]

FPA Perennial Fund, Inc.	Open-end investment company	$	[	]	0.75% of the first $50 million of average daily net assets and 0.65% of the average daily assets in excess of $50 million	Up to 0.10% of average daily net assets	$	[	]

Source Capital, Inc.	Closed-end investment company	$	[	]	0.725% of the first $100 million of total net assets, 0.700% of the next $100 million of total net assets and 0.675% of total net assets in excess of $200 million	None	$	[	]

C-1

EXHIBIT D

Resolute, LLC

Pro Forma Balance Sheet

D-1

Directions:

PROXY

FPA CRESCENT FUND.

11400 West Olympic Boulevard, Suite 1200

Los Angeles, California 90064-1550

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints STEVEN T. ROMICK, ALFRED E. OSBORNE, and WILLARD H. ALTMAN, JR., and each of them proxies with power of substitution, and hereby authorizes them to represent and to vote, as provided on the reverse side, all shares of the above Fund which the undersigned is entitled to vote at the special meeting of shareholders to be held on [           , May    , 2006], and at any adjournments thereof.  The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement, dated [            ] 2006.

(Continued, and to be marked, dated and signed, on the other side.)

Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE

• •

If no direction is given, this proxy will be voted FOR Proposals 1 and 2.				Please Mark Here for Address Change or Comments		☐
SEE REVERSE SIDE

1. To vote for the election of trustees:	FOR	WITHHOLD AUTHORITY	2. Approval of the New Investment Advisory Agreement	FOR	AGAINST	ABSTAIN
	☐	☐		☐	☐	☐
Nominees: 01-Altman 02-Osborne 03-Pisano 04-Romick 05-Sheehan		3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

To withhold authority to vote for any individual nominee, strike a line through the nominee’s name listed above.

Signature(s)			Dated:		, 2006
NOTE: Please sign as name appears above. When signing as attorney, executor, administrator, trustee for a corporation, please sign full title. For joint accounts, each owner must sign.

FOLD AND DETACH HERE

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the shareholder meeting day.

Your Internet or Telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet [ ] Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone [ ] Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.